UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2022

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E
Austin, TX
(address of principal executive offices)
78759
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO-WT	New York Stock Exchange

Item 1.01. Entry Into A Material Definitive Agreement.

On March 2, 2022, E2open Parent Holdings, Inc. (“E2open”) entered into and closed a Membership Interest Purchase Agreement (the “MIPA”) by and among E2open, LLC (“LLC”), Logistyx Technologies, LLC (“Logistyx”) and Logistyx Holdings, LLC (the “Seller,” and collectively, the “Parties”), whereby LLC acquired 100% of the issued and outstanding membership interests of Logistyx (the “Transaction”). As inducement for the Seller to enter into the MIPA, E2open and Seller also entered into a Registration Rights Agreement. The MIPA, related agreements and the transactions contemplated thereby were unanimously approved by the board of directors of E2open.

Membership Interest Purchase Agreement

The MIPA provides that, on the terms set forth in the MIPA, LLC acquired all the outstanding membership interests of Logistyx, and Logistyx became a subsidiary of LLC (the “Transaction”). The consideration payable in the Transaction is approximately $185.0 million (subject to standard working capital adjustments), which shall be payable by LLC (in the case of cash consideration) or issuable by E2open (in the case of Class A common stock of E2open (“E2open Shares”) as follows:

•
On March 2, 2022, LLC paid in cash to Seller an amount equal to $90.0 million (as adjusted for the estimated amounts of Logistyx's cash on hand, indebtedness, transaction expenses, and net working capital);
•
On May 31, 2022, an amount equal to $37,375,000 will be paid to the Seller, which amount will be settled, in the sole discretion of LLC, in cash, E2open Shares or a combination of the two provided that the May 31st payment shall consist of at least $5,000,000 in cash; and
•
On August 29, 2022, an amount equal to $57,625,000 (as adjusted for the final amounts of Logistyx's cash, indebtedness, transaction expenses, and net working capital and reduced for an indemnity escrow), will be payable to the Seller, which amount will be settled, in the sole discretion of LLC, in cash, E2open Shares or a combination of the two provided that the August 29th payment shall consist of at least $26,100,000 in cash.

The parties to the MIPA have each made customary representations, warranties and covenants. E2open expects to fund the Transaction with a combination of cash on hand, E2open Shares and existing borrowing capacity.

Registration Rights Agreement

In connection with the Transaction, E2open entered into a Registration Rights Agreement (the “RR Agreement”) with the Seller. As disclosed above, LLC has the right to settle certain amounts of the May 31st and August 29th payments in the form of E2open Shares in lieu of cash. The RR Agreement provides the Seller (and its equityholders subject to certain conditions) registration rights in respect of the shares of Class A Common Stock of E2open issued as consideration for the Transaction on a Form S-3 Shelf Registration Statement.

A copy of the MIPA and the RR Agreement are attached as Exhibit 2.1 and 10.1 hereto and are incorporated herein by reference, and the foregoing description of the MIPA and the RR Agreement are qualified in its entirety by reference thereto.

The above description of the MIPA has been included to provide investors with information regarding its terms. The MIPA contains representations and warranties made by and to the Parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the Parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the Parties in connection with negotiating the terms of the MIPA. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference. On March 2, 2022, the Transaction was consummated in accordance with the terms of the MIPA.

The foregoing description of the MIPA is not complete and is qualified in its entirety by reference to the MIPA, which is filed herewith as Exhibit 2.1, and which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Officers.

Upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the board of directors (the “Board”) of E2open, the Board approved the adoption of a Synergy Bonus Plan (the “Plan”), which provides for a cash bonus to our executive team and certain other designated employees, including our named executive officers, to motivate achievement of operational efficiency goals measuring cost reductions and revenue generation. The objective of the Plan is to provide an incremental cash incentive intended to recognize and reward outperformance over 18 months from the closing of the BluJay acquisition.

Cost savings achieved by E2open will fund the Plan with minimum annual recurring cost savings required. No bonuses will be paid under the Plan if revenue growth is not at least 10% during the performance period, combined to include BluJay business results. Performance will be measured every 6 months from the September 1, 2021 acquisition date for a total of 18 months (end of FY23) and will exclude the impact (expenses and revenue) of any future acquisitions.

The Board has delegated authority to the Compensation Committee to administer the Plan, including measuring performance, determining payouts and designating Plan participants.

Item 7.01. Regulation FD Disclosure

On March 3, 2022, E2open issued a press release announcing the entry into and completion of the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number		Description
2.1	—	Membership Interest Purchase Agreement dated March 2, 2022 by and among E2open Parent Holdings, Inc., E2open, LLC, Logistyx Technologies, LLC and Logistyx Holdings, LLC*
10.1	—	Registration Rights Agreement dated March 2, 2022 by and among E2open Parent Holdings, Inc. and Logistyx Holdings, LLC (included as Exhibit B to the Membership Purchase Agreement filed as Exhibit 2.1)
99.1	—	Press release, dated March 3, 2022
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

* Disclosure schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Membership Interest Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents. The Company will furnish a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 4, 2022	E2open Parent Holdings, Inc.

	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel